Exhibit 10.1

SECOND AMENDMENT

TO

THE ST. PAUL TRAVELERS COMPANIES, INC.

SEVERANCE PLAN

(Effective April 1, 2004)

The St. Paul Travelers Companies, Inc. Severance Plan (effective April 1, 2004) is hereby amended effective September 28, 2005, as follows:

I.

Section II.7 through II.17 are renumbered as II.8 through II. 18, and a new Section II.7 is added to read as follows:

II.7          “Specified Employee” means an Employee who is a key employee, as that term is defined in Internal Revenue Code (“Code”) Section 416(i), without regard to Code section 416(i)(5).  An Employee is a Specified Employee for the twelve (12)-month period beginning April 1 and ending the following March 31 if he/she was a key employee any time during the twelve (12)-month period ending on the December 31 preceding such April 1.

II.

Section II.18 (as renumbered above) is amended by restating the first paragraph thereof to read as follows (the remaining paragraph is unaltered by this amendment):

II.18        “Year of Service” means each of an Employee’s twelve (12)-month periods of continuous employment with the Company or an Affiliate, commencing with the Employee’s most recent date of employment with the Company or an Affiliate (while it is an Affiliate) or with Travelers Property Casualty Corp. or any subsidiary of Travelers Property Casualty Corp.  An Employee will not receive pro-rated credit for any partial year worked.

III.

The first paragraph of Section I of Schedule A is amended by adding the following to the end:

provided, however, that any Employee who is eligible for Severance Benefits under Schedule B will receive such benefits in lieu of the Severance Benefits under this Schedule A.

IV.

The first paragraph of Section I.A. of Schedule A is amended to read as follows (in its entirety – that is, the second sentence of the first paragraph is deleted but the remaining paragraphs are unaltered by this amendment):

The Employee will be eligible to receive a Severance Benefit in an amount equal to two (2) weeks of his/her base salary as of the date of termination for each full Year of Service with a minimum payment equal to four (4) weeks of base salary and a maximum payment equal to fifty-two (52) weeks of base salary.

V.

The first paragraph of Section II of Schedule A is amended by adding the following to the end:

provided, however, that any Employee who is eligible for Severance Benefits under Schedule B will receive such benefits in lieu of the Severance Benefits under this Schedule A.

VI.

The first paragraph of Section II.A. of Schedule A is amended to read as follows (in its entirety – that is, the second clause of the first sentence is deleted but the remaining paragraphs are unaltered by this amendment):

The Employee will be eligible to receive a Severance Benefit in an amount equal to two (2) weeks of his/her base salary as of the date of termination for each full Year of Service with a minimum payment equal to four (4) weeks of base salary and a maximum payment equal to fifty-two (52) weeks of base salary.

VII.

The following new Schedule B is added:

Severance Payment Schedule B

Executive Severance Policy

This Schedule B applies to Terminations of Employment due to a Reduction in Force (“RIF”) that occur on or after September 28, 2005 with respect to any Employee who is serving the Employer in a position of Executive Vice President, Senior Vice President or Vice President.  In order to be eligible for the Severance Benefits described below, the Employee must first execute a Waiver and Release of all claims against the Employer in the form provided to the Employee by the Employer.

For purposes of this Schedule B, “total monthly cash compensation” equals one twelfth (1/12) of the Employee’s annual base salary in effect at the time of his/her Termination of Employment plus one twelfth (1/12) of the average of his/her two most recent cash payments under the annual incentive compensation plan of the Company.

I.              This Section I of Schedule B applies to Terminations of Employment due to RIF by Employees who are Executive Vice Presidents.

The Employee will be eligible to receive a Severance Benefit in an amount equal to the number of months specified in the chart below (determined based on his/her Years of Service at Termination of Employment) multiplied by his/her total monthly cash compensation:

	Years of Service
	Less than 5	5 but less than 10	10 or more
Months of Severance Benefit	18	21	24

The Severance Benefit will be paid as follows:

A.           No amount will be paid until the first day of the seventh month following the Employee’s Termination of Employment.

B.            On the first day of the seventh month following the Employee’s Termination of Employment, or as soon as administratively practicable thereafter, the Employee will receive a single lump-sum payment equal to one-half of his/her annual base salary in effect at Termination of Employment.

C.            Starting with the seventh month following the Employee’s Termination of Employment and continuing for a total of six (6) months, the Employee will receive a monthly amount (paid in accordance with the Company’s payroll practices) equal to one twelfth (1/12) of his/her annual base salary in effect at the time of his/her Termination of Employment.

D.           On the first day of the month following the one year anniversary of the Employee’s Termination of Employment, or as soon as administratively practicable thereafter, the Employee will receive a single lump-sum payment equal to his/her total Severance Benefit calculated above, reduced by the previous payments made to the Employee under A., B., and C.

II.            This Section II of Schedule B applies to Terminations of Employment due to RIF by Employees who are Senior Vice Presidents.

The Employee will be eligible to receive a Severance Benefit in an amount equal to the number of months specified in the chart below (determined based on his/her Years of Service at Termination of Employment) multiplied by his/her total monthly cash compensation:

	Years of Service
	Less than 5	5 but less than 10	10 or more
Months of Severance Benefit	12	15	18

The Severance Benefit will be paid as follows:

A.           No amount will be paid until the first day of the seventh month following the Employee’s Termination of Employment.

B.            On the first day of the seventh month following the Employee’s Termination of Employment, or as soon as administratively practicable thereafter, the Employee will receive a single lump-sum payment equal to one-half of his/her annual base salary in effect at Termination of Employment.

C.            Starting with the seventh month following the Employee’s Termination of Employment and continuing for a total of six (6) months, the Employee will receive a monthly amount (paid in accordance with the Company’s payroll practices) equal to one twelfth (1/12) of his/her annual base salary in effect at the time of his/her Termination of Employment.

D.           On the first day of the month following the one year anniversary of the Employee’s Termination of Employment, or as soon as administratively practicable thereafter, the Employee will receive a single lump-sum payment equal to his/her total Severance Benefit calculated above, reduced by the previous payments made to the Employee under A., B., and C.

III.           This Section III of Schedule B applies to Terminations of Employment due to RIF by Employees who are Vice Presidents.

The Employee will be eligible to receive a Severance Benefit in an amount equal to the number of months specified in the chart below (determined based on his/her Years of Service at Termination of Employment) multiplied by his/her total monthly cash compensation:

	Years of Service
	Less than 5	5 but less than 10	10 or more
Months of Severance Benefit	6	9	12

The Severance Benefit will be paid as follows:

A.           In the case of an Employee who is not a Specified Employee, such Employee will receive a monthly amount (paid in accordance with the Company’s payroll practices) equal to one twelfth (1/12) of his/her annual base salary in effect at the time of his/her Termination of Employment, with payments commencing as soon as administratively practicable following the later of (i) the date of the Employee’s Termination of Employment; or (ii) twenty-five (25) days after the Employee executes the Waiver and Release in the form provided to the Employee by the Employer.  Such payments will continue until the total payments to the Employee equal the full Severance Benefit calculated above (with the final payment being equal to the full Severance Benefit minus all prior monthly payments) or until twelve (12) monthly payments have been made, whichever occurs first.

B.            If a Severance Benefit remains after the monthly payments have been made under A., then, on the first day of the month following the last such monthly payment, the Employee will receive a single lump-sum payment equal to his/her total Severance Benefit calculated above, reduced by the previous payments to the Employee made under A.

In the case of an Employee who is a Specified Employee, such Employee’s Severance Benefit will be paid as follows:

A.           No amount will be paid until the first day of the seventh month following the Employee’s Termination of Employment.

B.            On the first day of the seventh month following the Employee’s Termination of Employment, or as soon as administratively practicable thereafter, the Employee will receive a single lump-sum payment equal to one-half of his/her annual base salary in effect at Termination of Employment.

C.            Starting with the seventh month following the Employee’s Termination of Employment, the Employee will receive a monthly amount (paid in accordance with the Company’s payroll practices) equal to one twelfth (1/12) of his/her annual base salary in effect at the time of his/her Termination of Employment. Such payments will continue until the total payments to the Employee made under B. and C. equal the full Severance Benefit calculated above (with the final payment being equal to the full Severance Benefit minus all prior payments made under B. or C.) or until six (6) monthly payments have been paid, whichever occurs first.

D.           If a Severance Benefit remains after the payments have been made under B. and C., then, on the first day of the month following the last such monthly payment, the Employee will receive a single lump-sum payment equal to his/her total Severance Benefit calculated above, reduced by the previous payments to the Employee made under B and C.

Executed this 3rd day of November, 2005.

THE ST. PAUL TRAVELERS COMPANIES, INC.

	By:	/s/ John P. Clifford, Jr.
John P. Clifford, Jr.
Senior Vice President – Human Resources